CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Philip R. McLoughlin, Chairman of Phoenix-Oakhurst Strategic Allocation Fund (the "Fund"), certify that:

     1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date:   9/5/03                        /S/PHILIP R. MCLOUGHLIN
     -----------------------          ------------------------------------------
                                      Philip R. McLoughlin, Chairman
                                      (principal executive officer)



I, Nancy G. Curtiss, Treasurer of Phoenix-Oakhurst Strategic Allocation Fund (the "Fund"), certify that:

     1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date:   9/5/03                        /S/NANCY G. CURTISS
     -----------------------          ------------------------------------------
                                      Nancy G. Curtiss, Treasurer
                                      (principal financial officer)